Waxess USA EQUIPMENT, NET (Waxess USA, Inc.)	12 Months Ended
Dec. 31, 2010
Waxess USA, Inc.
Waxess USA EQUIPMENT, NET	5. EQUIPMENT, NET

Equipment consists of the following as of December 31:

	2010	2009
Tooling costs	$351,800	$298,800
Office furniture	22,956	-
Computers and equipment	23,269	-
Less: Accumulated depreciation	(242,178)	(179,000)
Total Equipment, net	$155,847	$119,800